SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


                                 April 14, 2005
Date of Report ................................................................
                       (Date of earliest event reported)


                   DAIMLERCHRYSLER WHOLESALE RECEIVABLES LLC
                      DAIMLERCHRYSLER MASTER OWNER TRUST
................................................................................
            (Exact name of registrant as specified in its charter)


    State of Delaware                333-120110               38-3523542
...............................     ..............      .......................
(State or other jurisdiction        (Commission             (IRS Employer
    of incorporation)                File No.)            Identification No.)


             27777 Inkster Road, Farmington Hills, Michigan 48334
...............................................................................
                   (Address of principal executive offices)



      Registrant's telephone number, including area code: (248) 427-2625
                                                         ...............
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8   Other Events
            ------------

Item 8.01.  Other Events.
            ------------

      In connection with the proposed offering of DaimlerChrysler Master Owner Trust Floating Rate Auto Dealer Loan Asset Backed Notes, Series 2005-A, attached as Exhibit 99 are certain materials prepared by DaimlerChrysler Wholesale Receivables LLC that are required to be filed pursuant to the no-action letter dated May 20, 1994 issued by the staff of the Securities and Exchange Commission (the "Commission") to Kidder, Peabody Acceptance Corporation-1, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation and the no-action letter dated February 15, 1995 issued by the staff of the Commission to the Public Securities Association.



Section 9   Financial Statements and Exhibits
            ---------------------------------

Item 9.01.  Financial Statements and Exhibits.
            ---------------------------------

      Listed below are the financial statements, pro forma financial information and exhibits, if any, filed as a part of this report:

      (a)   Financial statements of businesses acquired;

            None

      (b)   Pro forma financial information:

            None

      (c)   Exhibits:

            Exhibit 99

                                  SIGNATURES
                                  ----------

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              DAIMLERCHRYSLER WHOLESALE RECEIVABLES LLC as beneficiary of DaimlerChrysler Master Owner Trust

                              By:   Chrysler Financial Receivables
                                    Corporation, a Member


                              By:   /s/  B. C. Babbish
                                    --------------------------------
                                         B. C. Babbish
                                         Assistant Secretary



Date:  April 14, 2005

                                 EXHIBIT INDEX


Exhibit
  No.             Description of Exhibit
-------           ----------------------
  99              Material prepared by DaimlerChrysler Wholesale Receivables
                  LLC in connection with the proposed issuance by DaimlerChrysler Master Owner Trust of Floating Rate Auto
                  Dealer Loan Asset Backed Notes, Series 2005-A pursuant to the no-action letter dated May 20, 1994 issued by the staff of the Securities and Exchange Commission (the "Commission") to Kidder, Peabody Acceptance Corporation-1, Kidder, Peabody
                  & Co. Incorporated and Kidder Structured Asset Corporation and the no-action letter dated February 15, 1995 issued by the staff of the Commission to the Public Securities
                  Association.

                                  EXHIBIT 99


DaimlerChrysler Master Owner Trust Floating Rate Auto Dealer Loan Asset Backed Notes, Series 2005-A Structural and Collateral Materials